Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

May 31, 2019 (unaudited)

Principal Amount (000s)		Value*
CONVERTIBLE BONDS & NOTES—51.0%
Biotechnology—3.6%
$2,000	Acorda Therapeutics, Inc., 1.75%, 6/15/21	$1,755,000
900	Intercept Pharmaceuticals, Inc., 3.25%, 7/1/23	827,304
3,000	Ligand Pharmaceuticals, Inc., 0.75%, 5/15/23	2,527,500
1,040	PTC Therapeutics, Inc., 3.00%, 8/15/22	1,119,950

		6,229,754

Building Materials—1.5%
3,000	Patrick Industries, Inc., 1.00%, 2/1/23 (g)	2,607,151

Commercial Services—2.3%
1,500	Cardtronics, Inc., 1.00%, 12/1/20	1,461,440
3,000	Macquarie Infrastructure Corp., 2.00%, 10/1/23	2,651,263

		4,112,703

Computers—1.4%
500	Nutanix, Inc., zero coupon, 1/15/23	474,375
2,300	Western Digital Corp., 1.50%, 2/1/24 (a)(c)(k)	1,972,846

		2,447,221

Diversified Financial Services—2.8%
2,000	Encore Capital Europe Finance Ltd., 4.50%, 9/1/23	2,044,099
3,000	PRA Group, Inc., 3.00%, 8/1/20	2,929,815

		4,973,914

Electronic Equipment, Instruments & Components—1.5%
3,215	SunPower Corp., 4.00%, 1/15/23 (k)	2,686,534

Electronics—0.6%
1,000	OSI Systems, Inc., 1.25%, 9/1/22	1,125,119

Energy-Alternate Sources—3.8%
1,000	Green Plains, Inc., 4.125%, 9/1/22	911,300
3,000	Pattern Energy Group, Inc., 4.00%, 7/15/20	2,996,463
3,000	Tesla Energy Operations, Inc., 1.625%, 11/1/19 (k)	2,806,240

		6,714,003

Engineering & Construction—1.9%
1,000	Dycom Industries, Inc., 0.75%, 9/15/21 (k)	964,257
2,500	Tutor Perini Corp., 2.875%, 6/15/21	2,373,437

		3,337,694

Equity Real Estate Investment Trusts (REITs)—3.9%
1,000	Blackstone Mortgage Trust, Inc., 4.375%, 5/5/22	1,027,302
1,500	PennyMac Corp., 5.375%, 5/1/20	1,508,516
2,750	Two Harbors Investment Corp., 6.25%, 1/15/22 (k)	2,762,201
1,500	Western Asset Mortgage Capital Corp., 6.75%, 10/1/22	1,460,287

		6,758,306

Healthcare-Services—0.3%
380	Teladoc Health, Inc., 1.375%, 5/15/25	510,728

Insurance—1.3%
2,350	HCI Group, Inc., 4.25%, 3/1/37 (a)	2,313,265

Internet—5.5%
2,850	Boingo Wireless, Inc., 1.00%, 10/1/23 (a)(c)(g)	2,424,710
3,000	FireEye, Inc., 1.625%, 6/1/35, Ser. B (k)	2,827,346
1,500	Twitter, Inc., 1.00%, 9/15/21	1,437,142
3,000	Zillow Group, Inc., 1.50%, 7/1/23	2,896,875

		9,586,073

Investment Companies—2.2%
	Prospect Capital Corp.,
875	4.95%, 7/15/22	873,003
1,465	6.375%, 3/1/25	1,486,975
1,500	TPG Specialty Lending, Inc., 4.50%, 8/1/22	1,539,549

		3,899,527

Media—1.5%
3,000	DISH Network Corp., 2.375%, 3/15/24 (k)	2,613,937

Oil, Gas & Consumable Fuels—3.8%
1,500	Ensco Jersey Finance Ltd., 3.00%, 1/31/24 (k)	1,140,139
2,000	Helix Energy Solutions Group, Inc., 4.25%, 5/1/22	1,893,021
2,000	Oasis Petroleum, Inc., 2.625%, 9/15/23 (k)	1,805,000
2,000	Oil States International, Inc., 1.50%, 2/15/23 (g)	1,746,200

		6,584,360

Pharmaceuticals—0.5%
1,000	Jazz Investments I Ltd., 1.50%, 8/15/24 (k)	948,710

Retail—0.9%
2,000	RH, zero coupon, 6/15/23 (a)(c)(k)	1,592,500

Semiconductors—3.6%
1,000	Cypress Semiconductor Corp., 2.00%, 2/1/23	1,086,300
2,000	Inphi Corp., 0.75%, 9/1/21	2,114,022
2,250	Synaptics, Inc., 0.50%, 6/15/22 (k)	1,984,015
1,300	Veeco Instruments, Inc., 2.70%, 1/15/23	1,129,440

		6,313,777

Software—3.4%
2,500	Avaya Holdings Corp., 2.25%, 6/15/23 (a)(c)	2,238,759
2,500	Benefitfocus, Inc., 1.25%, 12/15/23 (a)(c)	2,269,140
1,500	Evolent Health, Inc., 2.00%, 12/1/21	1,408,209

		5,916,108

Telecommunications—0.8%
2,000	Infinera Corp., 2.125%, 9/1/24	1,392,255

Transportation—3.9%
3,065	Air Transport Services Group, Inc., 1.125%, 10/15/24 (k)	2,973,141
3,000	Echo Global Logistics, Inc., 2.50%, 5/1/20	2,956,875
1,000	Greenbrier Cos., Inc., 2.875%, 2/1/24 (k)	951,382

		6,881,398

	Total Convertible Bonds & Notes (cost—$91,938,429)	89,545,037

CORPORATE BONDS & NOTES—50.6%
Aerospace & Defense—1.1%
2,000	TransDigm, Inc., 6.50%, 7/15/24 (k)	2,000,200

Auto Components—0.7%
1,227	American Axle & Manufacturing, Inc., 6.625%, 10/15/22 (k)	1,243,871

Building Materials—0.9%
1,500	Builders FirstSource, Inc., 5.625%, 9/1/24 (a)(c)	1,503,750

Chemicals—0.9%
1,500	Chemours Co., 6.625%, 5/15/23 (k)	1,500,000

Commercial Services—1.6%
2,000	Hertz Corp., 7.625%, 6/1/22 (a)(c)(k)	2,032,500
670	Laureate Education, Inc., 8.25%, 5/1/25 (a)(c)(k)	725,275

		2,757,775

Computers—0.9%
1,500	Dell International LLC, 7.125%, 6/15/24 (a)(c)(k)	1,580,355

Diversified Financial Services—4.1%
2,134	CCF Holdings LLC, PIK 10.75%, 10.75%, 12/15/23 (a)(c)(e)(f)	768,160
2,000	Community Choice Financial Issuer LLC, 9.00%, 6/15/23 (cost—$2,000,000; purchased 9/6/18) (a)(c)(h)	2,002,500
2,000	Navient Corp., 7.25%, 9/25/23	2,106,900
2,000	Springleaf Finance Corp., 8.25%, 10/1/23	2,255,000

		7,132,560

Engineering & Construction—0.9%
1,500	AECOM, 5.875%, 10/15/24	1,551,105

Entertainment—3.0%
2,000	Cedar Fair L.P., 5.375%, 6/1/24 (g)	2,055,000
1,500	International Game Technology PLC, 6.50%, 2/15/25 (a)(c)(k)	1,590,000
1,500	Lions Gate Capital Holdings LLC, 6.375%, 2/1/24 (a)(c)(k)	1,541,250

		5,186,250

Food & Beverage—0.9%
1,570	Albertsons Cos. LLC, 6.625%, 6/15/24	1,593,550

Hand/Machine Tools—0.9%
1,500	Colfax Corp., 6.00%, 2/15/24 (a)(c)(k)	1,555,620

Healthcare-Products—0.4%
925	Mallinckrodt International Finance S.A., 5.75%, 8/1/22 (a)(c)(k)	758,223

Healthcare-Services—3.8%
1,500	DaVita, Inc., 5.125%, 7/15/24 (k)	1,465,800
1,500	Encompass Health Corp., 5.75%, 11/1/24 (k)	1,513,500
1,500	HCA, Inc., 7.50%, 2/15/22 (g)(k)	1,646,250
2,000	Tenet Healthcare Corp., 8.125%, 4/1/22 (k)	2,091,920

		6,717,470

Home Builders—0.2%
350	Lennar Corp., 5.875%, 11/15/24	372,750

Lodging—1.1%
2,000	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(c)(k)	1,965,000

Machinery-Construction & Mining—1.1%
2,000	Terex Corp., 5.625%, 2/1/25 (a)(c)(k)	1,960,000

Media—5.6%
1,500	CCO Holdings LLC, 5.75%, 1/15/24 (k)	1,530,000
1,500	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24 (a)(c)	1,608,300
1,500	CSC Holdings LLC, 6.75%, 11/15/21	1,603,125
	DISH DBS Corp. (k),
2,000	5.875%, 7/15/22	1,973,100
1,000	6.75%, 6/1/21	1,035,000
2,000	Nexstar Broadcasting, Inc., 5.625%, 8/1/24 (a)(c)(k)	2,020,000

		9,769,525

Mining—4.7%
2,000	Alcoa Nederland Holding BV, 6.75%, 9/30/24 (a)(c)(k)	2,050,000
2,000	Constellium NV, 6.625%, 3/1/25 (a)(c)(k)	2,035,000
2,000	Hudbay Minerals, Inc., 7.625%, 1/15/25 (a)(c)(k)	1,995,000
2,000	Joseph T. Ryerson & Son, Inc., 11.00%, 5/15/22 (a)(c)	2,110,625

		8,190,625

Miscellaneous Manufacturing—0.2%
355	Koppers, Inc., 6.00%, 2/15/25 (a)(c)(k)	335,253

Oil, Gas & Consumable Fuels—4.4%
2,000	Callon Petroleum Co., 6.125%, 10/1/24 (k)	1,985,000
1,500	Carrizo Oil & Gas, Inc., 6.25%, 4/15/23 (k)	1,393,125
1,500	Chesapeake Energy Corp., 8.00%, 1/15/25 (k)	1,387,500
1,535	CVR Refining LLC, 6.50%, 11/1/22	1,548,431
1,500	Oasis Petroleum, Inc., 6.875%, 3/15/22	1,467,180

		7,781,236

Paper & Forest Products—1.2%
2,000	Mercer International, Inc., 7.375%, 1/15/25 (a)(c)	2,105,000

Pharmaceuticals—0.5%
947	Horizon Pharma USA, Inc., 6.625%, 5/1/23 (k)	970,083

Real Estate—0.9%
1,500	Kennedy-Wilson, Inc., 5.875%, 4/1/24	1,500,210

Retail—1.5%
2,000	Conn’s, Inc., 7.25%, 7/15/22 (k)	2,027,500
660	Party City Holdings, Inc., 6.625%, 8/1/26 (a)(c)(k)	658,350

		2,685,850

Software—1.7%
2,000	Camelot Finance S.A., 7.875%, 10/15/24 (a)(c)(k)	2,082,500
1,000	Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)(c)(k)	872,500

		2,955,000

Telecommunications—6.8%
2,000	CenturyLink, Inc., 7.50%, 4/1/24, Ser. Y (k)	2,140,000
2,000	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(c)(k)	1,725,000
2,000	Consolidated Communications, Inc., 6.50%, 10/1/22 (k)	1,848,334
1,500	GTT Communications, Inc., 7.875%, 12/31/24 (a)(c)(k)	1,267,500
1,500	Hughes Satellite Systems Corp., 7.625%, 6/15/21	1,595,175
1,500	Intelsat Jackson Holdings S.A., 5.50%, 8/1/23 (k)	1,353,750
2,000	Sprint Corp., 7.125%, 6/15/24 (k)	2,085,000

		12,014,759

Transportation—0.6%
1,125	XPO Logistics, Inc., 6.50%, 6/15/22 (a)(c)(g)(k)	1,145,250

	Total Corporate Bonds & Notes (cost—$91,968,388)	88,831,270

SENIOR LOANS (a)(b)—32.2%
Aerospace & Defense—0.8%
1,492	TransDigm, Inc., 1 mo. LIBOR + 2.500%, 4.939%, 6/9/23, 2018 Term Loan F	1,468,993

Automobiles—0.5%
915	Winnebago Industries, Inc., 3 mo. LIBOR + 3.500%, 6.101%, 11/8/23, 2017 Term Loan	909,771

Chemicals—0.5%
918	PQ Corporation, 3 mo. LIBOR + 2.500%, 5.083%, 2/8/25, 2018 Term Loan B	915,786

Commercial Services & Supplies—0.5%
943	Advanced Disposal Services, Inc., 1 Week LIBOR + 2.250%, 4.637%, 11/10/23, Term Loan B3	942,520

Communications Equipment—0.5%
919	Plantronics, Inc., 1 mo. LIBOR + 2.500%, 4.939%, 7/2/25, 2018 Term Loan B	915,622

Diversified Consumer Services—0.8%
1,328	Laureate Education, Inc., 3 mo. Prime + 2.500%, 8.00%, 4/26/24, 2017 Term Loan B	1,328,984
105	ServiceMaster Company, 1 mo. LIBOR + 2.500%, 4.939%, 11/8/23, 2016 Term Loan B	105,619

		1,434,603

Diversified Telecommunication Services—1.9%
1,492	CenturyLink, Inc., 1 mo. LIBOR + 2.750%, 5.189%, 1/31/25, 2017 Term Loan B	1,454,050
1,000	Intelsat Jackson Holdings S.A., 1 mo. LIBOR + 3.750%, 6.180%, 11/27/23, 2017 Term Loan B3	988,125
995	Sprint Communications, Inc., 1 mo. LIBOR + 2.500%, 5.000%, 2/2/24, 1st Lien Term Loan B	975,031

		3,417,206

Entertainment—1.9%
1,000	AMC Entertainment Holdings, Inc., 1 mo. LIBOR + 3.000%, 5.440%, 4/22/26, 2019 Term Loan B	997,500
1,500	Delta 2 (LUX) S.a.r.l., 1 mo. LIBOR + 2.500%, 4.939%, 2/1/24, 2018 USD Term Loan	1,471,500
895	Stars Group Holdings B.V. (The), 3 mo. LIBOR + 3.500%, 6.101%, 7/10/25, 2018 USD Incremental Term Loan	895,926

		3,364,926

Food & Staples Retailing—0.6%
982	US Foods, Inc., 1 mo. LIBOR + 2.000%, 4.439%, 6/27/23, 2016 Term Loan B	974,779

Healthcare-Products—1.6%
658	Greatbatch Ltd., 1 mo. LIBOR + 3.000%, 5.470%, 10/27/22, 2017 1st Lien Term Loan B	660,253
1,421	Mallinckrodt International Finance S.A., 3 mo. LIBOR + 2.750%, 5.351%, 9/24/24, USD Term Loan B	1,254,190
980	Ortho-Clinical Diagnostics SA, 1 mo. LIBOR + 3.250%, 5.695%, 6/30/25, 2018 Term Loan B	948,968

		2,863,411

Hotels, Restaurants & Leisure—4.7%
987	1011778 B.C. Unlimited Liability Company, 1 mo. LIBOR + 2.250%, 4.689%, 2/16/24, Term Loan B3	977,118
992	AP Gaming I, LLC, 1 mo. LIBOR + 3.500%, 5.939%, 2/15/24, 2018 Incremental Term Loan	991,991
881	Boyd Gaming Corporation, 1 Week LIBOR + 2.250%, 4.641%, 9/15/23, Term Loan B3	877,595
965	Golden Entertainment, Inc., 1 mo. LIBOR + 3.000%, 5.430%, 10/21/24, 2017 1st Lien Term Loan	963,794
983	Playa Resorts Holding B.V., 1 mo. LIBOR + 2.750%, 5.190%, 4/29/24, 2017 Term Loan B	965,635
	Scientific Games International, Inc., 8/14/24, 2018 Term Loan B5
194	1 mo. LIBOR + 2.750%, 5.189%	190,869
794	2 mo. LIBOR + 2.750%, 5.231%	782,465
1,495	SeaWorld Parks & Entertainment, Inc., 1 mo. LIBOR + 3.000%, 5.439%, 3/31/24, Term Loan B5	1,494,124
1,000	Travelport Finance (Luxembourg) S.a.r.l., 3 mo. LIBOR + 2.500%, 3/17/25, 2018 Term Loan B (d)	958,330

		8,201,921

Internet—1.1%
970	Everi Payments, Inc., 1 mo. LIBOR + 3.000%, 5.439%, 5/9/24, Term Loan B	969,530
992	Go Daddy Operating Company, LLC, 1 mo. LIBOR + 2.000%, 4.439%, 2/15/24, 2017 Repriced Term Loan	991,860

		1,961,390

Internet Software & Services—1.6%
747	Blucora, Inc., 2 mo. LIBOR + 3.000%, 5.481%, 5/22/24, 2017 Term Loan B	747,796
	EIG Investors Corp., 2/9/23, 2018 1st Lien Term Loan
6	1 mo. LIBOR + 3.750%, 6.180%	6,033
1,125	3 mo. LIBOR + 3.750%, 6.271%	1,123,941
1,000	Match Group Inc., 2 mo. LIBOR + 2.500%, 5.044%, 11/16/22, 2017 Term Loan B	1,001,880

		2,879,650

IT Services—1.1%
923	First Data Corporation, 1 mo. LIBOR + 2.000%, 4.437%, 4/26/24, 2024 USD Term Loan	922,705
997	Xerox Business Services LLC, 1 mo. LIBOR + 2.500%, 4.939%, 12/7/23, USD Term Loan B	982,178

		1,904,883

Leisure Equipment & Products—0.6%
1,000	Callaway Golf Company, 1 mo. LIBOR + 4.500%, 6.967%, 1/2/26, Term Loan B	1,012,500

Leisure Time—0.6%
992	Sabre GLBL, Inc., 1 mo. LIBOR + 2.000%, 4.439%, 2/22/24, 2018 Term Loan B	987,570

Lodging—0.9%
1,496	Caesars Resort Collection, LLC, 1 mo. LIBOR + 2.750%, 5.189%, 12/22/24, 2017 1st Lien Term Loan B	1,487,519

Machinery—2.3%
1,626	Gardner Denver, Inc., 1 mo. LIBOR + 2.750%, 5.189%, 7/30/24, 2017 USD Term Loan B	1,628,208
988	Harsco Corporation, 1 mo. LIBOR + 2.250%, 4.750%, 12/6/24, 2017 Term Loan B1	988,766
1,492	Navistar International Corporation, 1 mo. LIBOR + 3.500%, 5.960%, 11/6/24, 2017 1st Lien Term Loan B	1,494,122

		4,111,096

Media—3.2%
932	Gray Television, Inc., 1 mo. LIBOR + 2.250%, 4.733%, 2/7/24, 2017 Term Loan B	926,689
886	Lions Gate Capital Holdings LLC, 1 mo. LIBOR + 2.250%, 4.689%, 3/24/25, 2018 Term Loan B	882,310
1,335	Meredith Corporation, 1 mo. LIBOR + 2.750%, 5.189%, 1/31/25, 2018 Term Loan B	1,334,378
995	Sinclair Television Group Inc., 1 mo. LIBOR + 2.250%, 4.690%, 1/3/24, Term Loan B2	992,737
1,494	WideOpenWest Finance LLC, 1 mo. LIBOR + 3.250%, 5.680%, 8/18/23, 2017 Term Loan B	1,459,456

		5,595,570

Pharmaceuticals—1.9%
1,490	Endo Luxembourg Finance Company I S.a r.l., 1 mo. LIBOR + 4.250%, 6.750%, 4/29/24, 2017 Term Loan B	1,439,616
995	HLF Financing S.a r.l., 1 mo. LIBOR + 3.250%, 5.689%, 8/18/25, 2018 Term Loan B	997,099
880	Lannett Company, Inc., 1 mo. LIBOR + 5.375%, 7.814%, 11/25/22, Term Loan B	830,496

		3,267,211

Pipelines—0.5%
947	Summit Midstream Partners Holdings, LLC, 1 mo. LIBOR + 6.000%, 8.439%, 5/13/22, Term Loan B	941,624

Road & Rail—0.8%
1,367	YRC Worldwide, Inc., 1 mo. LIBOR + 8.500%, 10.939%, 7/24/22, 2017 Term Loan	1,350,468

Semiconductors & Semiconductor Equipment—0.6%
1,000	Cohu, Inc., 3 mo. LIBOR + 3.000%, 5.601%, 9/20/25, 2018 Term Loan B	980,000

Specialty Retail—1.4%
990	At Home Holding III Inc., 3 mo. LIBOR + 3.500%, 6.083%, 6/3/22, Term Loan	981,031
861	Burlington Coat Factory Warehouse Corporation, 1 mo. LIBOR + 2.000%, 4.440%, 11/17/24, 2017 Term Loan B5	861,250
639	National Vision, Inc., 1 mo. LIBOR + 2.500%, 4.939%, 11/20/24, 2017 Repriced Term Loan	640,452

		2,482,733

Telecommunications—0.6%
993	SBA Senior Finance II LLC, 1 mo. LIBOR + 2.000%, 4.440%, 4/11/25, 2018 Term Loan B	979,473

Textiles, Apparel & Luxury Goods—0.7%
	G-III Apparel Group, Ltd., 12/1/22, Term Loan B
282	1 mo. LIBOR + 5.250%, 7.688%	283,906
847	1 mo. LIBOR + 5.250%, 7.750%	851,719

		1,135,625

	Total Senior Loans (cost—$56,762,086)	56,486,850

Shares
COMMON STOCK (e)(f)(h)(i)—0.0%
Banks—0.0%
6,549	CCF Holdings LLC Class A (cost—$0; purchased 12/18/18)	—	†
7,142	CCF Holdings LLC Class B (cost—$0; purchased 12/12/18)	1

	Total Common Stock (cost—$0)	1

Principal Amount (000s)
Repurchase Agreements—6.2%
$10,917	State Street Bank and Trust Co., dated 5/31/19, 0.50%, due 6/3/19, proceeds $10,917,455; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 4/15/22, valued at $11,139,654 including accrued interest (cost—$10,917,000)	10,917,000

	Total Investments (cost—$251,585,903) (j)—140.0%	245,780,158

	Liabilities in excess of other assets—(40.0)%	(70,174,234)

	Net Assets—100.0%	$175,605,924

Notes to Schedule of Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees of the Fund (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the investment manager, Allianz Global Investors U.S. LLC (the “Investment Manager”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Valuation Committee may be selected or the Fund’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt instruments having a remaining maturity of 60 days or less will be valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

†	Actual amount rounds to less than $1.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $109,290,981, representing 62.2% of net assets.

(b)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on May 31, 2019.

(c)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $50,490,866, representing 28.8% of net assets.

(d)	When-issued or delayed-delivery. To be settled/delivered after May 31, 2019.

(e)	Fair-Valued—Securities with an aggregate value of $768,161, representing 0.4% of net assets.

(f)	Level 3 security.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for long-term and short-term loan financing.

(h)	Restricted. The aggregate cost of such securities is $2,000,000. The aggregate value is $2,002,501, representing 1.1% of net assets.

(i)	Non-income producing.

(j)

At May 31, 2019, the cost basis of portfolio securities for federal income tax purposes was $252,863,829. Gross unrealized appreciation was $1,706,322; gross unrealized depreciation was $8,789,993; and net unrealized depreciation was $7,083,671. The difference between book and tax cost basis was attributable to the differing treatment of bond premium amortization.

(k)	All or a portion of this security is on loan pursuant to the Liquidity Facility. The aggregate value of securities on loan is $59,303,619.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or the Fund’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the three months ended May 31, 2019 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with accounting principles generally accepted in the United States of America.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes — Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at May 31, 2019 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 5/31/19
Investments in Securities—Assets
Convertible Bonds & Notes	—	$89,545,037	—	$89,545,037
Corporate Bonds & Notes:
Diversified Financial Services	—	6,364,400	$768,160	7,132,560
All Other	—	81,698,710	—	81,698,710
Senior Loans	—	56,486,850	—	56,486,850
Common Stock	—	—	1	1
Repurchase Agreements	—	10,917,000	—	10,917,000

Totals	—	$245,011,997	$768,161	$245,780,158

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended May 31, 2019, was as follows:

	Beginning Balance 2/28/19	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/19
Investments in Securities—Assets
Corporate Bonds & Notes:
Diversified Financial Services	$1,040,092	$—	$—	$6,382	$—	$(278,314)	$—	$—	$768,160
Common Stock:
Banks	1	—	—	—	—	—	—	—	1

Totals	$1,040,093	$—	$—	$6,382	$—	$(278,314)	$—	$—	$768,161

The table above may include Level 3 investments that are valued by brokers or independent pricing services.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at May 31, 2019:

	Ending Balance at 5/31/19	Valuation Technique Used	Unobservable Inputs	Input Values (Range)
Investments in Securities—Assets
Corporate Bonds & Notes Diversified Financial Services	$768,160	Market and Company Comparables	Implied Price	$36.00

The table above does not include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Fair Value Measurements Note.

The net change in unrealized appreciation/depreciation of Level 3 investments held at May 31, 2019 was $(278,314).

Glossary:

LIBOR—London Inter-Bank Offered Rate

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust